REALITY SHARES ETF TRUST

Supplement dated November 21, 2014

to the currently effective Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”)

for the Reality Shares DIVS ETF (the “Fund”)

The following information supplements and should be read in conjunction with the Prospectuses and SAI listed above for the Fund:

Shares of the Fund are not currently available for purchase on the secondary market.

Please retain this supplement for future reference.